PROSPECTUS

                             [AMERICAN CENTURY LOGO]
                                    American
                                  Century(sm)

                               SEPTEMBER 3, 1996
                            REVISED JANUARY 1, 1997

                                    AMERICAN
                                    CENTURY
                                     GROUP

                                     Value
                                 Equity Income

ADVISOR CLASS

                                 [front cover]



                          AMERICAN CENTURY INVESTMENTS
                                FAMILY OF FUNDS

     American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                          AMERICAN CENTURY INVESTMENTS

     BENHAM GROUP(R)        AMERICAN CENTURY GROUP    TWENTIETH CENTURY(R) GROUP

    MONEY MARKET FUNDS         ASSET ALLOCATION &
  GOVERNMENT BOND FUNDS          BALANCED FUNDS              GROWTH FUNDS
  DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS      INTERNATIONAL FUNDS
   MUNICIPAL BOND FUNDS          SPECIALTY FUNDS

                              Value o Equity Income



                                   PROSPECTUS
                               SEPTEMBER 3, 1996
                            REVISED JANUARY 1, 1997

                             Value o Equity Income

                                 ADVISOR CLASS

                   AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

     American Century Capital Portfolios, Inc., is part of American Century Investments, a family of funds that includes nearly 70 no-load and low-load mutual funds covering a variety of investment opportunities. Two of the funds that invest primarily in equity securities are described in this Prospectus. Their investment objectives are listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

     Each fund's shares offered in this Prospectus (the Advisor Class shares) are sold at their net asset value with no sales charges or commissions. The
Advisor Class shares are subject to a Rule 12b-1 shareholder services and distribution fees as described in this Prospectus.

     The Advisor Class shares are intended for purchase by participants in employer-sponsored retirement or savings plans and for persons purchasing shares through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative and distribution services.

     This Prospectus gives you information about the funds that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated September 3, 1996, and filed with the Securities and Exchange Commission. It is incorporated into this Prospectus by reference.
To obtain a copy without charge, call or write:

                          AMERICAN CENTURY INVESTMENTS
                       4500 Main Street o P.O. Box 419385
               Kansas City, Missouri 64141-6385 o 1-800-345-3533
                       International calls: 816-531-5575
                    Telecommunications Device for the Deaf:
                   1-800-345-1833 o In Missouri: 816-753-0700
                       Internet: www.americancentury.com

     Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus                                                                     1



                       INVESTMENT OBJECTIVES OF THE FUNDS

AMERICAN CENTURY VALUE FUND

     The investment objective of Value is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its investment objectives by investing in securities that management believes to be undervalued at the time of purchase.

AMERICAN CENTURY EQUITY INCOME FUND

     The investment objective of Equity Income is the production of current income. Capital appreciation is a secondary objective. The fund attempts to achieve its objectives by investing primarily in income-producing equity securities. In the pursuit of its objectives, the fund seeks a yield that exceeds the yield of securities comprising the Standard & Poor's 500 Composite Stock Price Index.

There is no assurance that the funds will achieve their respective investment objectives.

NO PERSON IS AUTHORIZED BY THE FUNDS TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUNDS, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

2  Investment Objectives                            American Century Investments



                               TABLE OF CONTENTS

Transaction and Operating Expense Table.......................4
Financial Highlights..........................................5

INFORMATION REGARDING THE FUNDS

Investment Policies of the Funds..............................7
   Value......................................................7
   Equity Income..............................................7
   Policies Applicable to Both Funds..........................7
Other Investment Practices, Their Characteristics
   and Risks..................................................8
   Foreign Securities.........................................8
   Equity Securities..........................................9
   Forward Currency Exchange Contracts........................9
   Portfolio Turnover.........................................10
   Repurchase Agreements......................................10
   Index Futures Contracts....................................10
   Derivative Securities......................................11
   Portfolio Lending..........................................12
   When-Issued Securities.....................................12
   Short Sales................................................12
   Rule 144A Securities.......................................12
Performance Advertising.......................................13


HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

How to Purchase and Sell American Century Funds...............14
How to Exchange from One American
   Century Fund to Another....................................14
How to Redeem Shares..........................................14
   Special Requirements for Large Redemptions.................14
Telephone Services............................................15
   Investors Line.............................................15

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price...................................................16
   When Share Price Is Determined.............................16
   How Share Price Is Determined..............................16
   Where to Find Information About Share Price................17
Distributions.................................................17
Taxes.........................................................17
   Tax-Deferred Accounts......................................17
   Taxable Accounts...........................................17
Management....................................................18
   Investment Management......................................18
   Code of Ethics.............................................19
   Transfer and Administrative Services.......................19
Distribution Fees.............................................19
   Service and Distribution Fees..............................20
Further Information About American Century....................20

Prospectus                                                  Table of Contents  3



                    TRANSACTION AND OPERATING EXPENSE TABLE

                                                            Value, Equity Income

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases......................         none
Maximum Sales Load Imposed on Reinvested Dividends...........         none
Deferred Sales Load..........................................         none
Redemption Fee...............................................         none
Exchange Fee.................................................         none

ANNUAL FUND OPERATING EXPENSES:
(AS A PERCENTAGE OF NET ASSETS)

Management Fees..............................................         0.75%
12b-1 Fees(1)................................................         0.50%
Other Expenses(2)............................................         0.00%
Total Fund Operating Expenses................................         1.25%

EXAMPLE

You would pay the following expenses on a               1 year          $13
$1,000 investment, assuming a 5% annual return and     3 years           40
redemption at the end of each time period:             5 years           68
                                                      10 years          150

(1) The 12b-1 fee is designed to permit investors to purchase Advisor Class shares through broker-dealers, banks, insurance companies and other financial intermediaries. A portion of the fee is used to compensate them for ongoing recordkeeping and administrative services that would otherwise be performed by an affiliate of the manager, and a portion is used to compensate them for distribution and other shareholder services. See "Service and Distribution Fees," page 20.

(2) Other expenses, which include the fees and expenses (including legal counsel fees) of those directors who are not "interested persons" as defined in the Investment Company Act, were .00111 of 1% of average net assets for the most recent fiscal year.

     The purpose of this table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the funds offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

     NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The shares offered by this Prospectus are Advisor Class shares. The funds offer three other classes of shares, one of which is primarily made available to retail investors and two that are primarily made available to institutional investors. The other classes have different fee structures than the Advisor Class, resulting in different performance for those other classes. For additional information about the various classes, see "Further Information About American Century," page 20.

4  Transaction and Operating Expense Table          American Century Investments



                              FINANCIAL HIGHLIGHTS
                                     VALUE

     The Advisor Class of the fund was established September 3, 1996. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares, which has a total expense ratio that is 0.25% lower than the Advisor Class. Had the Advisor Class been in existence for the fund for the time periods presented, the fund's performance information would be lower as a result of the additional expense.

     The Financial Highlights for each of the periods presented have been audited by Ernst & Young LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended March 31, except as noted.

                                                                           1996      1995    1994(1)

PER-SHARE DATA
Net Asset Value,  Beginning of Period..................................    $5.46    $4.98     $5.01
Income from Investment Operations
   Net Investment Income(2) ...........................................     0.13     0.12      0.08
   Net Realized and Unrealized Gain (Loss) on Investment Transactions..     1.34     0.75    (0.04)
   Total from Investment Operations....................................     1.47     0.87      0.04
Distributions
   From Net Investment Income..........................................   (0.12)   (0.12)    (0.07)
   In Excess of Net Investment Income..................................   (0.01)       --        --
   From Net Realized Gains on Investment Transactions..................   (0.48)   (0.27)        --
   Total Distributions.................................................   (0.61)   (0.39)    (0.07)
Net Asset Value, End of Period.........................................    $6.32    $5.46     $4.98
   Total Return(3).....................................................   28.06%   18.56%     0.83%

RATIOS/SUPPLEMENTAL DATA
   Ratio of Operating Expenses  to Average Net Assets..................    0.97%    1.00%  1.00%(4)
   Ratio of Net Investment Income to Average Net Assets................    2.17%    2.65%  3.37%(4)
   Portfolio Turnover Rate.............................................     145%      94%       79%
   Average Commission Paid per Investment Security Traded..............  $0.0409    --(5)     --(5)
   Net Assets, End of Period (in thousands)............................ $881,885 $348,281   $87,798

(1)  September 1, 1993 (inception) through March 31, 1994.

(2)  Computed using average shares outstanding throughout the period.

(3) Total returns for periods less than one year are not annualized. Total return assumes reinvestment of dividends and capital gains distribution, if any.

(4)  Annualized.

(5)  Not computed for the period indicated.

Prospectus                                               Financial Highlights  5



                              FINANCIAL HIGHLIGHTS
                                 EQUITY INCOME

     The Advisor Class of the fund was established September 3, 1996. The financial information in this table regarding selected per share data for the fund reflects the performance of the fund's Investor Class of shares, which has a total expense ratio that is 0.25% lower than the Advisor Class. Had the Advisor Class been in existence for the fund for the time periods presented, the fund's performance information would be lower as a result of the additional expense.

     The Financial Highlights for each of the periods presented have been audited by Ernst & Young LLP, independent auditors, whose report thereon appears in the fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended March 31, except as noted.

                                                                                1996    1995(1)

PER-SHARE DATA
Net Asset Value,  Beginning of Period..................................        $5.42      $5.00
Income from Investment Operations
   Net Investment Income(2) ...........................................         0.20       0.09
   Net Realized and Unrealized Gain (Loss) on Investment Transactions..         1.13       0.44
   Total from Investment Operations....................................         1.33       0.53
Distributions
   From Net Investment Income..........................................       (0.19)     (0.09)
   In Excess of Net Investment Income..................................       (0.01)         --
   From Net Realized Gains on Investment Transactions..................       (0.45)     (0.02)
   Total Distributions.................................................       (0.65)     (0.11)
Net Asset Value, End of Period.........................................        $6.10      $5.42
   Total Return(3).....................................................       25.67%     10.69%

RATIOS/SUPPLEMENTAL DATA
   Ratio of Operating Expenses to Average Net Assets...................        0.98%   1.00%(4)
   Ratio of Net Investment Income to Average Net Assets................        3.51%   4.04%(4)
   Portfolio Turnover Rate.............................................         170%        45%
   Average Commission Paid per Investment Security Traded..............      $0.0378      --(5)
   Net Assets, End of Period (in thousands)............................     $116,692    $52,213

(1)  August 1, 1994 (inception) through March 31, 1995.

(2)  Computed using average shares outstanding throughout the period.

(3) Total returns for periods less than one year are not annualized. Total return assumes reinvestment of dividends and capital gains distribution, if any.

(4)  Annualized.

(5)  Not computed for the period indicated.

6  Financial Highlights                             American Century Investments



                        INFORMATION REGARDING THE FUNDS

INVESTMENT POLICIES OF THE FUNDS

     The funds have adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objectives of the funds identified on page 2 of this Prospectus, and any other investment policies designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

VALUE

     The investment objective of Value is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase.

     Securities may be undervalued because they are temporarily out of favor in the market due to market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the issuer of the security or its industry, or because the market has overlooked them. Under normal market conditions, the fund expects to invest at least 80% of the value of its total assets in equity securities. The fund's investments will typically be characterized by lower price-to-earnings, price-to-cash flow and/or price-to-book value ratios relative to the equity market in general. Its investments also may have above-average current dividend yields.

     It is management's intention that the fund will primarily consist of domestic equity securities. However, the fund also may invest in other types of domestic or foreign securities consistent with the accomplishment of the fund's objective. The other securities the fund may invest in are convertible securities (see "Other Investment Practices, Their Characteristics and Risks--Equity Securities," page 8), preferred stocks, bonds, notes and debt securities of companies and debt obligations of governments and their agencies. Investments in these securities will be made when the manager believes that the total return potential on these securities equals or exceeds the potential return on common stocks.

EQUITY INCOME

     The investment objective of Equity Income is the production of current income. Capital appreciation is a secondary objective of the fund. The fund seeks to achieve its objectives by screening companies primarily for favorable dividend paying history (yield) and prospects for continuing and/or increasing dividend paying ability and secondarily for capital appreciation potential. The fund seeks a yield that exceeds the yield of securities comprising the S&P 500. Total return for the fund will consist primarily of dividend income and secondarily of capital appreciation (or depreciation).

     Under normal circumstances, the fund will invest at least 65% of the fund's total assets in equity securities and at least 85% of the fund's total assets will be invested in income-paying securities. The fund's portfolio will consist primarily of domestic securities.

POLICIES APPLICABLE TO BOTH FUNDS

     Each fund's holdings will be spread among industry groups that meet its investment criteria to help reduce certain of the risks inherent in common stock investments. These investments will primarily be securities listed on major exchanges or traded in the over-the-counter markets.

     Income is a primary or secondary objective of each fund. As a result, a portion of the portfolio of each fund may consist of fixed income securities.

     The value of fixed income securities fluctuates based on changes in interest rates and in the credit quality of the issuer. Debt securities that comprise part of a fund's fixed income portfolio will primarily

Prospectus                                    Information Regarding the Funds  7



be limited to "investment grade" obligations. However, each fund may invest up to 5% of its assets in "high yield" securities. "Investment grade" means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation), or, if not rated, are of equivalent investment quality as determined by the manager. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances.

     "High yield" securities, sometimes referred to as "junk bonds," are higher risk, non-convertible debt obligations that are rated below investment grade securities, or are unrated, but with similar credit quality.

     There are no credit or maturity restrictions on the fixed income securities in which the high yield portion of fund's portfolio may be invested. Debt securities rated lower than Baa by Moody's or BBB by S&P or their equivalent are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead a weakened capacity to make principal and interest payments on such securities that is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the fund are analyzed by the manager to determine, to the extent reasonably possible, that the planned investment is sound, given the investment objective of the fund. See "An Explanation of Fixed Income Securities Ratings" in the Statement of Additional Information.

     The funds will not necessarily dispose of high yield securities if the aggregate value of such securities exceeds 5% of a fund's assets if such level is exceeded as a result of market appreciation of the value of such securities or market depreciation of the value of the other assets of the fund. Rather, the manager will cease purchasing any additional high yield securities until the value of such securities is less than 5% of the fund's assets and will monitor such investments to determine whether continuing to hold such investments is likely to assist the fund in meeting its investment objectives.

     In addition, the value of a fund's investments in fixed income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis rise. When prevailing interest rates rise, bond prices fall. These changes in value may, depending upon the particular amount and type of fixed income securities holdings of a fund, impact the net asset value of that fund's shares.

     Notwithstanding the fact the funds will primarily invest in equity securities, under exceptional market or economic conditions, the funds may temporarily invest all or a substantial portion of their assets in cash or investment grade short-term securities (denominated in U.S. dollars or foreign currencies).

     To the extent that a fund assumes a defensive position, it will not be investing for capital growth.

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

     For additional information, see "Investment Restrictions" in the Statement of Additional Information.

FOREIGN SECURITIES

     Each fund may invest up to 25% of its assets in the securities of foreign issuers, including debt securities of foreign governments and their agencies, when these securities meet its standards of selection. The manager defines "foreign issuer" as an issuer of securities that is domiciled outside the United States, derives at least 50% of its total revenue from production or sales outside of the United States, and/or whose principal trading market is outside the United States. The principal business activities of such issuers will be located in developed countries.

     The funds may make such investments either directly in foreign securities, or purchasing Depositary Receipts ("DRs") for foreign securities. DRs are securities that are listed on exchanges or quoted in the domestic over-the-counter markets in one country but represent shares of issuers domiciled in other countries. DRs may be sponsored or unspon-

8  Information Regarding the Funds                  American Century Investments



sored. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

     Subject to their individual investment objectives and policies, the funds may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers, and debt securities of foreign governments and their agencies. The funds will limit their purchase of debt securities to investment grade obligations.

     Investments in foreign securities may present certain risks, including those resulting from fluctuations in currency exchange rates, future political and economic developments, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.

EQUITY SECURITIES

     In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents. Other equity securities and equity equivalents include securities that permit the fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

     Each fund will limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or if not rated by S&P or Moody's are of equivalent investment quality as determined by the manager. Debt securities rated below the four highest categories are not considered "investment grade" obligations. These securities have speculative characteristics and present more credit risk than investment grade obligations. For a description of the S&P and Moody's ratings categories, see "An Explanation of Fixed Income Securities Ratings," in the Statement of Additional Information. Equity equivalents may also include securities whose value or return is derived from the value or return of a different security. Depositary receipts are an example of the type of derivative security in which the fund might invest.

FORWARD CURRENCY EXCHANGE CONTRACTS

     Some of the foreign securities held by the funds may be denominated in foreign currencies. Other securities, such as DRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of a fund's portfolio may be affected by changes in the exchange rates between foreign currencies and the U.S. dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the U.S. dollar may be a factor in the overall performance of a fund.

     To protect against adverse movements in exchange rates between currencies, the funds may, for hedging purposes only, enter into forward currency exchange contracts. A forward currency exchange contract obligates a fund to purchase or sell a specific currency at a future date at a specific price.

     A fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the fund's portfolio positions generally.

     By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the funds can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." Each fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.

     When the manager believes that a particular currency may decline in value compared to the U.S. dollar, the funds may enter into forward currency exchange contracts to sell an amount of foreign currency equal to the value of some or all of a fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." A fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency.

Prospectus                                    Information Regarding the Funds  9



     Each fund will make use of portfolio hedging to the extent deemed appropriate by the manager. However, it is anticipated that the funds will enter into portfolio hedges much less frequently than transaction hedges.

     If a fund enters into a forward currency exchange contract, the fund, when required, will instruct its custodian bank to segregate cash or liquid high-grade securities in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the fund's commitment. At any given time, no more than 10% of a fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.

     Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect a fund against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S. dollar.

PORTFOLIO TURNOVER

     The portfolio turnover rates of the funds are shown in the Financial Highlights table on pages 5 and 6 of this Prospectus.

     Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to a fund's objectives. The manager believes that the rate of portfolio turnover is irrelevant when it determines a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be anticipated.

     The portfolio turnover of each fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that the funds pay directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by a fund since short-term capital gains are taxable as ordinary income.

REPURCHASE AGREEMENTS

     Each fund may invest up to 20% of its assets in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.

     A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at a agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.

     Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

     The funds will limit repurchase agreement transactions to securities issued by the U.S. government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the funds' Board of Directors.

     The funds will not invest more than 15% of their respective assets in repurchase agreements maturing in more than seven days.

INDEX FUTURES CONTRACTS

     Each fund may enter into domestic stock index futures contracts. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. Rather than actually purchasing the securities of an index, the manager may purchase a futures contract, which reflects the value of such underlying securities. For example, S&P 500 futures reflect the value of the underlying companies that comprise the

10  Information Regarding the Funds                 American Century Investments




S&P 500 Composite Stock Price Index. If the aggregate market value of the underlying index securities increases or decreases during the contract period, the value of the S&P 500 futures can be expected to reflect such increase or decrease. As a result, the manager is able to expose to the equity markets cash that is maintained by the funds to meet anticipated redemptions or held for future investment opportunities. Because futures generally settle within a day from the date they are closed out (compared with three days for the types of equity securities primarily invested in by the funds) the manager believes that this use of futures allows the funds to effectively be fully invested in equity securities while maintaining the liquidity needed by the funds.

     When a fund enters into a futures contract, it must make deposit of cash or high-quality debt securities, known as "initial margin," as partial security for its performance under the contract. As the value of the index fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. Assets set aside by a fund as initial or variable margin may not be disposed of so long as the fund maintains the contract.

     The funds may not purchase leveraged futures. A fund will deposit in a segregated account with its custodian bank cash or high-quality debt securities in an amount equal to the fluctuating market value of the index contracts it has purchased, less any margin deposited on its position. The funds will only invest in exchange-traded futures. In addition, the value of index futures contracts purchased by a fund may not exceed 5% of the fund's total assets.

DERIVATIVE SECURITIES

     To the extent permitted by its investment objectives and policies, each of the funds may invest in securities that are commonly referred to as "derivative" securities. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts or S&P 500 futures), currencies, interest rates, indices or other financial indicators ("reference indices").

     Some  "derivatives"  such  as   mortgage-related   and  other  asset-backed
securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

     There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

     No fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a security whose underlying value is linked to the S&P 500 Index would be a permissible investment since each of the funds may invest in the securities of companies comprising the S&P 500 Index (assuming they otherwise meet the other requirements for the fund), while a security whose underlying value is linked to the price of oil would not be a permissible investment since the funds may not invest in oil and gas leases or futures.

     The return of a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

     There are a range of risks associated with derivative investments, including:

o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

o the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

o the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

o    the risk that the counterparty will fail to perform its obligations.

Prospectus                                   Information Regarding the Funds  11



     The Board of Directors has approved the manager's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The manager will report on fund activity in derivative securities to the Board of Directors as necessary. In addition, the Board will review the manager's policy for investments in derivative securities annually.

PORTFOLIO LENDING

     In order to realize additional income, each fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy. Such loans must be secured continuously by cash, collateral or by irrevocable letters of credit maintained on a current basis in an amount at least equal to the market value of the securities loaned. During the existence of the loan, the fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The funds must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the fund to vote the securities. Such loans may not exceed one-third of either fund's net assets taken at market. The portfolio lending policy described in this paragraph is fundamental policy that may be changed only by a vote of a majority of the fund's shareholders.

WHEN-ISSUED SECURITIES

     Each fund may purchase new issues of securities on a when-issued basis without limit when, in the opinion of the manager, such purchases will further the investment objectives of such fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. A separate account consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

SHORT SALES

     Each fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow a fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.

     A fund may make a short sale when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code.

RULE 144A SECURITIES

     The funds may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the funds' criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

     With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Directors of the funds has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

12  Information Regarding the Funds                 American Century Investments



     Since the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the fund's manager will consider appropriate remedies to minimize the effect on such fund's liquidity. Neither fund may invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares).

PERFORMANCE ADVERTISING

     From time to time, the funds may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return. Performance data may be quoted separately for the Advisor Class and the other classes offered by the funds.

     Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the fund's cumulative total return over the same period if the fund's performance had remained constant throughout.

     A quotation of yield reflects a fund's income over a stated period expressed as a percentage of the fund's share price.

     Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, a fund's yield may not equal the income paid on its shares or the income reported in the fund's financial statements.

     Each fund also may include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance, such as the Standard & Poor's 500 Index, the Dow Jones Industrial Average, the S&P/Barra Value Index (with regard to Value) and the Lipper Equity Income Fund Index (with regard to Equity Income). Fund performance may also be compared, on a relative basis, to other funds in our fund family. This relative comparison, which may be based upon historical or expected fund performance, volatility or other fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

     All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.

Prospectus                                   Information Regarding the Funds  13



                               HOW TO INVEST WITH
                          AMERICAN CENTURY INVESTMENTS

     The following section explains how to purchase, exchange and redeem Advisor Class shares of the funds offered by this Prospectus.

HOW TO PURCHASE AND SELL AMERICAN
CENTURY FUNDS

     One or more of the funds offered by this Prospectus is available as an investment option under your employer-sponsored retirement or savings plan or through or in connection with a program, product or service offered by a financial intermediary, such as a bank, broker-dealer or an insurance company. Since all records of your share ownership are maintained by your plan sponsor, plan recordkeeper, or other financial intermediary, all orders to purchase, exchange and redeem shares must be made through your employer or other financial intermediary, as applicable.

     If you are purchasing through a retirement or savings plan, the administrator of your plan or your employee benefits office can provide you with information on how to participate in your plan and how to select American Century funds as an investment option.

     If you are purchasing through a financial intermediary, you should contact your service representative at the financial intermediary for information about how to select American Century funds.

     If you have questions about a fund, see "Investment Policies of the Funds,"
page  7,  or  call  one  of  our  Institutional   Service   Representatives   at
1-800-345-3533.

     Orders to purchase shares are effective on the day we receive payment. See "When Share Price is Determined," page 16.

     We may discontinue offering shares generally in the funds (including any class of shares of a fund) or in any particular state without notice to shareholders.

HOW TO EXCHANGE FROM ONE AMERICAN CENTURY
FUND TO ANOTHER

     Your plan or program may permit you to exchange your investment in the shares of a fund for shares of another fund in our family. See your plan administrator, employee benefits office or financial intermediary for details on the rules in your plan governing exchanges.

     Exchanges are made at the respective net asset values, next computed after receipt of the exchange instruction by us. If in any 90-day period, the total of the exchanges and redemptions from the account of any one plan participant or financial intermediary client exceeds the lesser of $250,000 or 1% of a fund's assets, further exchanges may be subject to special requirements to comply with our policy on large equity fund redemptions. See "Special Requirements for Large Redemptions," page 14.

HOW TO REDEEM SHARES

     Subject to any restrictions imposed by your employer's plan or financial intermediary's program, you can sell ("redeem") your shares through the plan or financial intermediary at their net asset value. Your plan administrator, trustee, or financial intermediary or other designated person must provide us with redemption instructions. The shares will be redeemed at the net asset value next computed after receipt of the instructions in good order. See "When Share Price Is Determined," page 16. If you have any questions about how to redeem, contact your plan administrator, employee benefits office, or service representative at your financial intermediary, as applicable.

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

     We have elected to be governed by Rule 18f-1 under the Investment Company Act, which obligates each fund to redeem shares in cash, with respect to any one participant account during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in cash, we reserve the right to honor these redemptions by making payment in whole or in part in readily marketable securities (a "redemption-in-kind"). If payment is made in securities, the securities will be selected by the fund, will be valued in the same manner as they are in computing

14  How To Invest                                   American Century Investments



the fund's net asset value and will be provided to the redeeming plan participant or financial intermediary in lieu of cash without prior notice.

     If you expect to make a large redemption and would like to avoid any possibility of being paid in securities, you may do so by providing us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. Receipt of your instruction 15 days prior to the transaction provides the fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimizes the effect of the redemption on the fund and its remaining shareholders.

     Despite the funds' right to redeem fund shares through a redemption-in-kind, we do not expect to exercise this option unless a fund has an unusually low level of cash to meet redemptions and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated in a short period of time. Absent these or similar circumstances, we expect redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.

TELEPHONE SERVICES

INVESTORS LINE

     To request information about our funds and a current prospectus, or get answers to any questions that you may have about the funds and the services we offer, call one of our Institutional Service Representatives at 1-800-345-3533.

Prospectus                 How To Invest With American Century Investments  15



                     ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

     The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except the American Century Target Maturities Trust, net asset value is determined at the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. Net asset value for Target Maturities is determined one hour prior to the close of the Exchange.

     Investments and requests to redeem or exchange shares will receive the share price next determined after we receive your investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of a fund received by us or one of our agents before the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined on, the next day the Exchange is open.

     Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the net asset value is determined.

     It is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the funds' transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the funds' procedures or any contractual arrangement with the funds or the funds' distributor in order for you to receive that day's price.

HOW SHARE PRICE IS DETERMINED

     The valuation of assets for determining net asset value may be summarized as follows:

     The portfolio securities of each fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked price is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

     The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange if that is earlier. That value is then converted to dollars at the prevailing foreign exchange rate.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established, but before the net asset value per share was determined, which was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days

16  Additional Information You Should Know          American Century Investments



when the New York Stock Exchange is not open and on which a fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of a fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

WHERE TO FIND INFORMATION ABOUT SHARE PRICE

     The net asset values of the Investor Class of the funds are published in leading newspapers daily. Because the total expense ratio for the Advisor Class is 0.25% higher than the Investor Class, their net asset values will be lower than the Investor Class. The net asset value of the Advisor Class of each fund may be obtained by calling us.

DISTRIBUTIONS

     Distributions from net investment income are declared and paid quarterly. Distributions from net realized securities gains, if any, generally are declared and paid annually, usually in December, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act.

     Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders in taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares of Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 591/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date.

     A distribution on shares of a fund does not increase the value of your shares or your total return. At any given time, the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities and undistributed dividends and interest received, less fund expenses.

     Because undistributed gains and dividends are included in the value of your shares prior to distribution, when they are distributed, the value of your shares will be reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares and then receive a portion of the purchase price back as a taxable distribution. See "Taxes," this page.

TAXES

     Each fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income taxes.

TAX-DEFERRED ACCOUNTS

     If Advisor Class shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the funds will generally not be subject to current taxation, but will accumulate in your account on a tax-deferred basis.

     Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS

     If Advisor Class shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.

     Dividends and interest received by the funds on foreign securities, and, in limited circumstances capital gains realized by the funds upon the sale of such securities, may give rise to withholding and other

Prospectus                            Additional Information You Should Know  17



taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by non-resident investors. The foreign taxes paid by a fund will reduce its dividends.

     Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains. See "Distributions," page 17.

     In January of the year following the distribution, if you own shares in a taxable account, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.

     Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations, which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

     If you have not complied with certain provisions of the Internal Revenue Code, either we or your financial intermediary is required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed. This charge is not refundable.

     Redemption of shares of a fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and generally will be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

MANAGEMENT

INVESTMENT MANAGEMENT

     Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the funds. Acting pursuant to an investment management agreement entered into with the funds, American Century Investment Management, Inc. serves as the manager of the funds. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

     In June 1995, American Century Companies, Inc. ("ACC"), the parent of the manager, acquired Benham Management International, Inc. In the acquisition, Benham Management Corporation ("BMC"), the investment advisor to the Benham Group of mutual funds, became a wholly owned subsidiary of ACC. Certain employees of BMC provide investment management services to funds managed by the manager, while certain employees of the manager provide investment management services to funds managed by BMC.

18  Additional Information You Should Know          American Century Investments



     The manager supervises and manages the investment portfolios of each fund and directs the purchase and sale of its investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the funds' portfolios as they deem appropriate in pursuit of the funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the funds as necessary between team meetings.

     The portfolio manager members of the teams managing the funds described in this Prospectus and their work experience for the last five years are as follows:

     PETER A. ZUGER, Vice President and Portfolio Manager, joined American Century in June 1993 as a Portfolio Manager. Prior to joining American Century, Mr. Zuger served as an investment manager in the Trust Department of NBD Bancorp in Detroit, Michigan.

     PHILLIP N. DAVIDSON, Vice President and Portfolio Manager, joined American Century in September 1993 as a Portfolio Manager. Prior to joining American Century, Mr. Davidson served as an investment manager for Boatmen's Trust Company in St. Louis, Missouri.

     The activities of the manager are subject only to directions of the funds' Board of Directors. The manager pays all the expenses of the funds except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.

     For the services provided to the Advisor Class of the funds, the manager receives an annual fee of 0.75% of the average net assets of each of the funds. On the first business day of each month, each fund pays the management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying 0.75% of the aggregate average daily closing value of each fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

CODE OF ETHICS

     The funds and the manager have adopted a Code of Ethics, which restricts personal investing practices by employees of the manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the funds' portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for the funds. It provides facilities, equipment and personnel to the funds and is paid for such services by the manager.

     From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the manager.

     The manager and the transfer agent are both wholly owned by American Century Companies, Inc. James E. Stowers Jr., Chairman of the funds' Board of Directors, controls American Century Companies by virtue of his ownership of a majority of its common stock.

DISTRIBUTION FEES

     The funds' shares are distributed by American Century Investment Services, Inc., a registered broker-dealer and an affiliate of the manager. As agent for the funds and the manager, the distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries with respect to the sale of the funds' shares and/or the use of the funds' shares in various financial services. The manager (or an affiliate) pays all expenses incurred in promoting sales of, and distributing, the Advisor Class and in securing such services out of the Rule 12b-1 fees described in the section that follows.

Prospectus                            Additional Information You Should Know  19



SERVICE AND DISTRIBUTION FEES

     Rule 12b-1 adopted by the Securities and Exchange Commission under the Investment Company Act permits investment companies that adopt a written plan to pay certain expenses associated with the distribution of their shares. Pursuant to that rule, the funds' Board of Directors and the initial shareholder of the funds' Advisor Class shares have approved and adopted a Master Distribution and Shareholder Services Plan (the "Plan"). Pursuant to the Plan, each fund pays the manager a shareholder services fee and a distribution fee, each equal to 0.25% (for a total of 0.50%) per annum of the average daily net assets of the shares of the fund's Advisor Class. The shareholder services fee is paid for the purpose of paying the costs of securing certain shareholder and administrative services, and the distribution fee is paid for the purpose of paying the costs of providing various distribution services. All or a portion of such fees are paid by the manager to the banks, broker-dealers, insurance companies or other financial intermediaries through which such shares are made available.

     The Plan has been adopted and will be administered in accordance with the requirements of Rule 12b-1 under the Investment Company Act. For additional information about the Plan and its terms, see "Master Distribution and Shareholder Services Plan" in the Statement of Additional Information. Fees paid pursuant to the Plan may be paid for shareholder services and the maintenance of accounts and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

     American Century Capital Portfolios, Inc., the issuer of the funds, was organized as a Maryland corporation on June 14, 1993.

     The principal office of American Century Capital Portfolios, Inc. is American Century Tower, 4500 Main Street, P.O. Box 419385, Kansas City, Missouri, 64141-6385. All inquiries may be made by mail to that address, or by telephone to 1-800-345-3533 (international calls: 816-531-5575).

     American Century Capital Portfolios, Inc. issues two series of $0.01 par value shares. Each series is commonly referred to as a fund. The assets belonging to each series of shares are held separately by the custodian.

     American  Century  offers four classes of each of the funds offered by this
Prospectus: an Investor Class, an Institutional Class, a Service Class, and an Advisor Class. The shares offered by this Prospectus are Advisor Class shares.

     The Investor Class is primarily made available to retail investors. The Institutional Class and Service Class are primarily offered to institutional investors or through institutional distribution channels, such as employer-sponsored retirement plans or through banks, broker-dealers, insurance companies or other financial intermediaries. The other classes have different fees, expenses, and/or minimum investment requirements than the Advisor Class. Different fees and expenses will affect performance. For additional information concerning the Investor Class of shares, call one of our Investor Services Representatives at 1-800-345-2021. For information concerning the Institutional Class or Service Class of shares, call one of our Institutional Service Representatives at 1-800-345-3533 or contact a sales representative or financial intermediary who offers those classes of shares.

     Except as described below, all classes of shares of a fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various classes are (a) each class may be subject to different expenses specific to that class, (b) each class has a different identifying designation or name, (c) each class has exclusive voting rights with respect to matters solely affecting such class, (d) each class may have different exchange privileges, and (e) the Institutional Class may provide for automatic conversion from that class into shares of the Investor Class of the same fund.

     Each share, irrespective of series or class, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters that must be voted on separately by the series or class of shares affected. Matters affecting only one series or class are voted upon only by that series or class.

     Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes

20  Additional Information You Should Know          American Century Investments



cast in an election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining votes will not be able to elect any person or persons to the Board of Directors.

     Unless required by the Investment Company Act, it will not be necessary for the funds to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to the funds' bylaws, the holders of at least 10% of the votes entitled to be cast may request the funds to hold a special meeting of shareholders. We will assist in the communication with other shareholders.

     WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

Prospectus                           Additional Information You Should Know  21



P.O. Box 419385
Kansas City, Missouri
64141-6385

Person-to-person assistance:
1-800-345-3533 or 816-531-5575

Telecommunications Device for the Deaf:
1-800-345-1833 or 816-753-0700

Fax: 816-340-4655

Internet: www.americancentury.com

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